                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                   CHAPTER 11

IN RE: ENRON CORP., ET AL.,
DEBTORS CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076, 01-16078, 01-16080,
                                    01-16109 THROUGH 01-16111, 01-16280,
                                    01-16319, 01-16428 THROUGH 01-16431,
                                    01-16467, 01-16483, 02-10007, 02-10038,
                                    02-10059 THROUGH 02-10061, 02-10132,
                                    02-10232, 02-10252, 02-10346, 02-10464,
                                    02-10613, 02-10632, 02-10743, 02-10747,
                                    02-10748, 02-10751, 02-10755, 02-10757,
                                    02-10760, 02-10761, 02-10764, 02-10766,
                                    02-10939, 02-11123, 02-11239, 02-11242,
                                    02-11267, 02-11268, 02-11272, 02-11824,
                                    02-11884, 02-12104, 02-12105, 02-12106,
                                    02-12347, 02-12398, 02-12400, 02-12402,
                                    02-12403, 02-12902, 02-13702, 02-13723,
                                    02-14046

                                    (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED AUGUST 31, 2002

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:                    Enron Corp. et al.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: November 18, 2002                     By:  /s/ Raymond M. Bowen, Jr.
                                               ---------------------------------
                                            Name:  Raymond M. Bowen, Jr.
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR AUGUST 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through August 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

     o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank. Excludes amounts in restricted cash accounts, such as deposits on account and proceeds held in escrow accounts.

Table 2 -- Tax Rollforward (Non-Payroll)

     o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

     o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

     o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

     o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

     o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

     o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended August 31, 2002
                                  (In Millions)

                                                    Beginning  3rd Party   3rd Party        Net                   Ending
Debtor Company                            Case No.   Balance    Receipts  Disbursements  Intercompany    Other    Balance
--------------                            --------  ---------  ---------  -------------  ------------    -----   --------
Enron Metals & Commodity Corp.            01-16033  $     28   $     --    $     --        $   --      $    --   $    28
Enron Corp.                               01-16034       223          7         (41)          (21)          --       168
Enron North America Corp.                 01-16035       543         24         (14)            1           --       554
Enron Power Marketing, Inc.               01-16036        --         55          (7)          (48)          --        --
PBOG Corp.                                01-16037        --         --          --            --           --        --
Smith Street Land Company                 01-16038        --         --          (5)            5           --        --
Enron Broadband Services, Inc.            01-16039         1         --          (2)            1           --        --
Enron Energy Services Operations, Inc.    01-16040        23         16         (11)           11           --        39
Enron Energy Marketing Corp.              01-16041        --         17          --           (17)          --        --
Enron Energy Services, Inc.               01-16042       214         51         (22)            8           --       251
Enron Energy Services, LLC                01-16043        --         --          --            --           --        --
Enron Transportation Services Company     01-16044        --         --          --            --           --        --
BAM Leasing Company                       01-16045        --         --          --            --           --        --
ENA Asset Holdings, L.P.                  01-16046         1         --          --            --           --         1
Enron Gas Liquids, Inc.                   01-16048        --          5          --            (5)          --        --
Enron Global Markets LLC                  01-16076        --         --          --            --           --        --
Enron Net Works L.L.C                     01-16078        (1)         4          (5)            4           --         2
Enron Industrial Markets LLC              01-16080        --         --          --            --           --        --
Operational Energy Corp.                  01-16109        --         --          --            --           --        --
Enron Engineering & Construction Co.      01-16110         2         --          --            --           --         2
Enron Engineering & Operational
 Services Co.                             01-16111        --         --          --            --           --        --
Garden State Paper Company LLC            01-16280         1          1          (1)           --           --         1
Palm Beach Development Company, L.L.C     01-16319        --         --          --            --           --        --
Tenant Services, Inc.                     01-16428         7         --          --            --           --         7
Enron Energy Information
 Solutions, Inc.                          01-16429        --         --          --            --           --        --
EESO Merchant Investments, Inc.           01-16430        --         --          --            --           --        --
Enron Federal Solutions, Inc.             01-16431        --         --          --            --           --        --
Enron Freight Markets Corp.               01-16467        --         --          --            --           --        --
Enron Broadband Services, L.P.            01-16483        --         --          --            --           --        --

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended August 31, 2002
                                  (In Millions)

                                                              Beginning   3rd Party   3rd Party        Net                  Ending
Debtor Company                                    Case No.     Balance     Receipts  Disbursements  Intercompany   Other   Balance
--------------                                    --------    ---------   ---------  -------------  ------------   -----   --------

Enron Energy Services North America, Inc.         02-10007         --         --          --              --          --       --
Enron LNG Marketing LLC                           02-10038         --         --          --              --          --       --
Calypso Pipeline, LLC                             02-10059         --         --          --              --          --       --
Enron Global LNG LLC                              02-10060         --         --          --              --          --       --
Enron International Fuel Management Company       02-10061         --         --          --              --          --       --
Enron Natural Gas Marketing Corp.                 02-10132         --         --          --              --          --       --
ENA Upstream Company LLC                          02-10232         --         --          --              --          --       --
Enron Liquid Fuels, Inc.                          02-10252         --          1          --              (1)         --       --
Enron LNG Shipping Company                        02-10346          2         --          --               1          --        3
Enron Property & Services Corp.                   02-10464         --         --          (2)              3          --        1
Enron Capital & Trade Resources
 International Corp.                              02-10613         22          2          (1)             (1)         --       22
Enron Communication Leasing Corp.                 02-10632         --         --          --              --          --       --
Enron Wind Corp. (a)                              02-10743
Enron Wind Systems, Inc. (a)                      02-10747
Enron Wind Energy Systems Corp. (a)               02-10748
Enron Wind Maintenance Corp. (a)                  02-10751
Enron Wind Constructors Corp. (a)                 02-10755
EREC Subsidiary I, LLC                            02-10757         --         --          --              --          --       --
EREC Subsidiary II, LLC                           02-10760         --         --          --              --          --       --
EREC Subsidiary III, LLC                          02-10761         --         --          --              --          --       --
EREC Subsidiary IV, LLC                           02-10764         --         --          --              --          --       --
EREC Subsidiary V, LLC                            02-10766         --         --          --              --          --       --
Intratex Gas Company                              02-10939         --         --          --              --          --       --
Enron Processing Properties, Inc.                 02-11123         --         --          --              --          --       --
Enron Methanol Company                            02-11239         --         --          --              --          --       --
Enron Ventures Corp.                              02-11242         --         --          --              --          --       --
Enron Mauritius Company                           02-11267         --         --          --              --          --       --
Enron India Holding Ltd.                          02-11268         --         --          --              --          --       --
Offshore Power Production C.V                     02-11272         --         --          --              --          --       --
The New Energy Trading Company                    02-11824        253         --          --              --          --      253
EES Service Holdings, Inc                         02-11884         --         --          --              --          --       --
Enron Wind Development Corp. (a)                  02-12104
ZWHC, LLC (a)                                     02-12105
Zond Pacific (a)                                  02-12106
Enron Reserve Acquisition Corp.                   02-12347         --         --          --              --          --       --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)  02-12398
Enron Power & Industrial Construction (a)         02-12400
NEPCO Power Procurement Co. (a)                   02-12402
NEPCO Services International, Inc. (a)            02-12403
San Juan Gas Company, Inc.                        02-12902          1         --          --              --          --        1
EBF, LLC                                          02-13702         --         --          --              --          --       --
Zond Minnesota Construction Co. LLC               02-13723         --         --          --              --          --       --
Enron Fuels International, Inc.                   02-14046         --         --          --              --          --       --
                                                            ---------  ---------   ---------       ---------   ---------  -------
Combined Debtor Entities                                    $   1,320  $     183   $    (111)      $     (59)  $      --  $ 1,333
                                                            =========  =========   =========       =========   =========  =======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                       For the Month Ended August 31, 2002
                                  (In Millions)

                                                       Beginning              (Payments)   Ending
Debtor Company                               Case No.   Balance     Accruals    Refunds    Balance
--------------                               --------  ---------    --------  ----------  ---------
Enron Metals & Commodity Corp.               01-16033  $     (17)  $      --  $      --   $     (17)
Enron Corp.                                  01-16034        174           1         --         175
Enron North America Corp.                    01-16035        (22)         --         --         (22)
Enron Power Marketing, Inc.                  01-16036         (7)         --         --          (7)
PBOG Corp.                                   01-16037         --          --         --          --
Smith Street Land Company                    01-16038          5          --         --           5
Enron Broadband Services, Inc.               01-16039        (26)         --         --         (26)
Enron Energy Services Operations, Inc.       01-16040        (24)         --         --         (24)
Enron Energy Marketing Corp.                 01-16041        (22)         --         --         (22)
Enron Energy Services, Inc.                  01-16042        (16)          1         (1)        (16)
Enron Energy Services, LLC                   01-16043        (44)         --         --         (44)
Enron Transportation
  Services Company                           01-16044         --          --         --          --
BAM Leasing Company                          01-16045         --          --         --          --
ENA Asset Holdings, L.P.                     01-16046         --          --         --          --
Enron Gas Liquids, Inc.                      01-16048         (1)         --         --          (1)
Enron Global Markets LLC                     01-16076         (2)         --         --          (2)
Enron Net Works L.L.C                        01-16078        (17)         --         --         (17)
Enron Industrial Markets LLC                 01-16080         (2)         --         --          (2)
Operational Energy Corp.                     01-16109         --          --         --          --
Enron Engineering &
  Construction Co.                           01-16110          1          --         --           1
Enron Engineering &
  Operational Services Co.                   01-16111         --          --         --          --
Garden State Paper Company LLC               01-16280          2          --         --           2
Palm Beach Development Company, L.L.C        01-16319         --          --         --          --
Tenant Services, Inc.                        01-16428         (7)         --         --          (7)
Enron Energy Information Solutions, Inc.     01-16429         --          --         --          --
EESO Merchant Investments, Inc.              01-16430         --          --         --          --
Enron Federal Solutions, Inc.                01-16431         --          --         --          --
Enron Freight Markets Corp.                  01-16467         --          --         --          --
Enron Broadband Services, L.P.               01-16483         --          --         --          --

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended August 31, 2002
                                  (In Millions)

                                                                 Beginning               (Payments)    Ending
Debtor Company                                       Case No.     Balance      Accruals    Refunds     Balance
--------------                                       --------    ---------    ---------  ----------   ---------
Enron Energy Services North America, Inc.            02-10007         --          --          --          --
Enron LNG Marketing LLC                              02-10038         --          --          --          --
Calypso Pipeline, LLC                                02-10059         --          --          --          --
Enron Global LNG LLC                                 02-10060         --          --          --          --
Enron International Fuel Management Company          02-10061         --          --          --          --
Enron Natural Gas Marketing Corp.                    02-10132          3          --          --           3
ENA Upstream Company LLC                             02-10232         --          --          --          --
Enron Liquid Fuels, Inc.                             02-10252         (2)         --          --          (2)
Enron LNG Shipping Company                           02-10346         --          --          --          --
Enron Property & Services Corp.                      02-10464         (1)         --          --          (1)
Enron Capital & Trade Resources
  International Corp.                                02-10613         (2)         --          --          (2)
Enron Communication Leasing Corp.                    02-10632         (1)         --          --          (1)
Enron Wind Corp. (a)                                 02-10743
Enron Wind Systems, Inc. (a)                         02-10747
Enron Wind Energy Systems Corp. (a)                  02-10748
Enron Wind Maintenance Corp. (a)                     02-10751
Enron Wind Constructors Corp. (a)                    02-10755
EREC Subsidiary I, LLC                               02-10757         --          --          --          --
EREC Subsidiary II, LLC                              02-10760         --          --          --          --
EREC Subsidiary III, LLC                             02-10761         --          --          --          --
EREC Subsidiary IV, LLC                              02-10764         --          --          --          --
EREC Subsidiary V, LLC                               02-10766         --          --          --          --
Intratex Gas Company                                 02-10939         --          --          --          --
Enron Processing Properties, Inc.                    02-11123         --          --          --          --
Enron  Methanol Company                              02-11239         (3)         (2)         --          (5)
Enron Ventures Corp.                                 02-11242         --          --          --          --
Enron Mauritius Company                              02-11267         --          --          --          --
Enron India Holding Ltd.                             02-11268         --          --          --          --
Offshore Power Production C.V                        02-11272         --          --          --          --
The New Energy Trading Company                       02-11824         --          --          --          --
EES Service Holdings Inc.                            02-11884         --          --          --          --
Enron Wind Development Corp. (a)                     02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific (a)                                     02-12106
Enron Reserve Acquisition Corp.                      02-12347         13          --          --          13
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902         --          --          --          --
EBF, LLC                                             02-13702         --          --          --          --
Zond Minnesota Construction Company LLC 02-13723                      --          --          --          --
Enron Fuels International, Inc.                      02-14046         --          --          --          --
                                                               ---------   ---------   ---------   ---------

Combined Debtor Entities                                       $     (18)  $      --   $      (1)  $     (19)
                                                               =========   =========   =========   =========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                              As of August 31, 2002
                                  (In Millions)

                                                      Current
Debtor Company                             Case No.    1-30       31-60      61-90       91+       Other      Total
--------------                             --------- ---------  ---------  ---------  ---------  ---------  ---------
Enron Metals & Commodity Corp.             01-16033  $      --  $      --  $      --  $      --  $      --  $      --
Enron Corp.                                01-16034          1         --         --          1         21         23
Enron North America Corp.                  01-16035         10         --         --         --         --         10
Enron Power Marketing, Inc.                01-16036         --         --         --         --         --         --
PBOG Corp.                                 01-16037         --         --         --         --         --         --
Smith Street Land Company                  01-16038         --         --         --         --         --         --
Enron Broadband Services, Inc.             01-16039         --         --         --         --         --         --
Enron Energy Services Operations, Inc.     01-16040         --         --         --         --         --         --
Enron Energy Marketing Corp.               01-16041         --         --         --         --         --         --
Enron Energy Services, Inc.                01-16042         --         --         --         --         --         --
Enron Energy Services, LLC                 01-16043         --         --         --         --         --         --
Enron Transportation Services Company      01-16044         --         --         --         --         --         --
BAM Leasing Company                        01-16045         --         --         --         --         --         --
ENA Asset Holdings, L.P.                   01-16046         --         --         --         --         --         --
Enron Gas Liquids, Inc.                    01-16048         --         --         --         --         --         --
Enron Global Markets LLC                   01-16076         --         --         --         --         --         --
Enron Net Works L.L.C                      01-16078          6         --         --         --         --          6
Enron Industrial Markets LLC               01-16080         --         --         --         --         --         --
Operational Energy Corp.                   01-16109         --         --         --         --         --         --
Enron Engineering & Construction Co.       01-16110         --         --         --         --         --         --
Enron Engineering & Operational
 Services Co.                              01-16111         --         --         --         --         --         --
Garden State Paper Company LLC             01-16280         --         --         --         --         --         --
Palm Beach Development Company, L.L.C      01-16319         --         --         --         --         --         --
Tenant Services, Inc.                      01-16428         --         --         --         --         --         --
Enron Energy Information
 Solutions, Inc.                           01-16429         --         --         --         --         --         --
EESO Merchant Investments, Inc.            01-16430         --         --         --         --         --         --
Enron Federal Solutions, Inc.              01-16431         --         --         --         --         --         --
Enron Freight Markets Corp.                01-16467         --         --         --         --         --         --
Enron Broadband Services, L.P.             01-16483         --         --         --         --         --         --

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of August 31, 2002
                                  (In Millions)

                                                                  Current
Debtor Company                                       Case No.       1-30       31-60      61-90       91+       Other      Total
--------------                                      ---------    ---------   ---------  ---------  ---------  ---------  ---------
Enron Energy Services North America, Inc.            02-10007         --         --         --         --         --         --
Enron LNG Marketing LLC                              02-10038         --         --         --         --         --         --
Calypso Pipeline, LLC                                02-10059         --         --         --         --         --         --
Enron Global LNG LLC                                 02-10060         --         --         --         --         --         --
Enron International Fuel Management Company          02-10061         --         --         --         --         --         --
Enron Natural Gas Marketing Corp.                    02-10132         --         --         --         --         --         --
ENA Upstream Company LLC                             02-10232         --         --         --         --         --         --
Enron Liquid Fuels, Inc.                             02-10252         --         --         --         --         --         --
Enron LNG Shipping Company                           02-10346         --         --         --         --         --         --
Enron Property & Services Corp.                      02-10464         --         --         --         --         --         --
Enron Capital & Trade Resources
 International Corp.                                 02-10613         --         --         --         --         --         --
Enron Communication Leasing Corp.                    02-10632         --         --         --         --         --         --
Enron Wind Corp. (a)                                 02-10743
Enron Wind Systems, Inc. (a)                         02-10747
Enron Wind Energy Systems Corp. (a)                  02-10748
Enron Wind Maintenance Corp.  (a)                    02-10751
Enron Wind Constructors Corp. (a)                    02-10755
EREC Subsidiary I, LLC                               02-10757         --         --         --         --         --         --
EREC Subsidiary II, LLC                              02-10760         --         --         --         --         --         --
EREC Subsidiary III, LLC                             02-10761         --         --         --         --         --         --
EREC Subsidiary IV, LLC                              02-10764         --         --         --         --         --         --
EREC Subsidiary V, LLC                               02-10766         --         --         --         --         --         --
Intratex Gas Company                                 02-10939         --         --         --         --         --         --
Enron Processing Properties, Inc.                    02-11123         --         --         --         --         --         --
Enron Methanol Company                               02-11239         --         --         --         --         --         --
Enron Ventures Corp.                                 02-11242         --         --         --         --         --         --
Enron Mauritius Company                              02-11267         --         --         --         --         --         --
Enron India Holding Ltd.                             02-11268         --         --         --         --         --         --
Offshore Power Production C.V                        02-11272         --         --         --         --         --         --
The New Energy Trading Company                       02-11824         --         --         --         --         --         --
EES Service Holdings, Inc.                           02-11884         --         --         --         --         --         --
Enron Wind Development Corp. (a)                     02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific (a)                                     02-12106
Enron Reserve Acquisition Corp.                      02-12347         --         --         --         --         --         --
EPC Estate Services, Inc.                            02-12398
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902         --         --         --         --         --         --
EBF, LLC                                             02-13702         --         --         --         --         --         --
Zond Minnesota Construction Company LLC              02-13723         --         --         --         --         --         --
Enron Fuels International, Inc.                      02-14046         --         --         --         --         --         --
                                                               ---------  ---------  ---------  ---------  ---------  ---------
Combined Debtor Entities                                       $      17  $      --  $      --  $       1  $      21  $      39
                                                               =========  =========  =========  =========  =========  =========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 4


                        Receivables Aging - Non-Commodity
                              As of August 31, 2002
                                  (In Millions)

                                                            Current
Debtor Company                                 Case No.      1-30        31-60     61-90      91+       Other      Total
--------------                                 --------     -------      -----     -----     -----      -----      -----
Enron Metals & Commodity Corp.                 01-16033     $    --      $  --     $  --     $  --      $   1      $   1
Enron Corp.                                    01-16034          --          5         1       310         32        348
Enron North America Corp.                      01-16035          --         --        --        26          1         27
Enron Power Marketing, Inc.                    01-16036          --         --        --        --         --         --
PBOG Corp.                                     01-16037          --         --        --        --         --         --
Smith Street Land Company                      01-16038          --         --        --        --         --         --
Enron Broadband Services, Inc.                 01-16039          12         --         1        17         73        103
Enron Energy Services Operations, Inc.         01-16040          --         --        --        --         21         21
Enron Energy Marketing Corp.                   01-16041          --         --        --        --         --         --
Enron Energy Services, Inc.                    01-16042          --         --        --        --         13         13
Enron Energy Services, LLC                     01-16043          --         --        --        --          4          4
Enron Transportation Services Company          01-16044          --         --        --        --          1          1
BAM Leasing Company                            01-16045          --         --        --        --         --         --
ENA Asset Holdings, L.P.                       01-16046          --         --        --        41         --         41
Enron Gas Liquids, Inc.                        01-16048          --         --        --        --         --         --
Enron Global Markets LLC                       01-16076          --         --        --        --         --         --
Enron Net Works L.L.C                          01-16078          (1)         1        --        (1)         2          1
Enron Industrial Markets LLC                   01-16080          --         --        --        --         --         --
Operational Energy Corp.                       01-16109          --         --        --         1         --          1
Enron Engineering & Construction Co.           01-16110          --         --        --         5         (3)         2
Enron Engineering & Operational
 Services Co.                                  01-16111          --         --        --        --         --         --
Garden State Paper Company LLC                 01-16280          --         --        --        --         12         12
Palm Beach Development Company, L.L.C          01-16319          --         --        --        --         --         --
Tenant Services, Inc.                          01-16428          --         --        --        --         --         --
Enron Energy Information
 Solutions, Inc.                               01-16429          --         --        --        --         --         --
EESO Merchant Investments, Inc.                01-16430          --         --        --        --         --         --
Enron Federal Solutions, Inc.                  01-16431          --         --        --        --          5          5
Enron Freight Markets Corp.                    01-16467          --         --        --        --         --         --
Enron Broadband Services, L.P.                 01-16483          --          1         1         4         (5)         1


                           Continued on the next page

                              As of August 31, 2002
                                  (In Millions)


                                                                      Current
Debtor Company                                           Case No.      1-30       31-60     61-90      91+      Other      Total
--------------                                           --------     -------     -----     -----     -----     -----      -----
Enron Energy Services North America, Inc.                02-10007          --        --        --        10        (2)         8
Enron LNG Marketing LLC                                  02-10038          --        --        --        --        --         --
Calypso Pipeline, LLC                                    02-10059          --        --        --        --        --         --
Enron Global LNG LLC                                     02-10060          --        --        --        --        --         --
Enron International Fuel Management Company              02-10061          --        --        --        --        --         --
Enron Natural Gas Marketing Corp.                        02-10132          --        --        --        --        --         --
ENA Upstream Company LLC                                 02-10232          --        --        --        --        --         --
Enron Liquid Fuels, Inc.                                 02-10252          --        --        --        --        --         --
Enron LNG Shipping Company                               02-10346          --        --        --        --        --         --
Enron Property & Services Corp.                          02-10464           1        --        --         6        --          7
Enron Capital & Trade Resources
 International Corp.                                     02-10613          --        --        --        --         3          3
Enron Communication Leasing Corp.                        02-10632          --        --        --        --        --         --
Enron Wind Corp. (a)                                     02-10743
Enron Wind Systems, Inc. (a)                             02-10747
Enron Wind Energy Systems Corp. (a)                      02-10748
Enron Wind Maintenance Corp.  (a)                        02-10751
Enron Wind Constructors Corp. (a)                        02-10755
EREC Subsidiary I, LLC                                   02-10757          --        --        --        --        --         --
EREC Subsidiary II, LLC                                  02-10760          --        --        --        --        --         --
EREC Subsidiary III, LLC                                 02-10761          --        --        --        --        --         --
EREC Subsidiary IV, LLC                                  02-10764          --        --        --        --        --         --
EREC Subsidiary V, LLC                                   02-10766          --        --        --        --        --         --
Intratex Gas Company                                     02-10939          --        --        --        --        --         --
Enron Processing Properties, Inc.                        02-11123          --        --        --        --        --         --
Enron Methanol Company                                   02-11239          --        --        --        --        --         --
Enron Ventures Corp.                                     02-11242          --        --        --        --        --         --
Enron Mauritius Company                                  02-11267          --        --        --        --        --         --
Enron India Holding Ltd.                                 02-11268          --        --        --        --        --         --
Offshore Power Production C.V                            02-11272          --        --        --        --        --         --
The New Energy Trading Company                           02-11824          --        --        --        --        --         --
EES Service Holdings, Inc.                               02-11884          --        --        --        --        --         --
Enron Wind Development Corp. (a)                         02-12104
ZWHC, LLC (a)                                            02-12105
Zond Pacific (a)                                         02-12106
Enron Reserve Acquisition Corp.                          02-12347          --        --        --        --        --         --
EPC Estate Services, Inc.                                02-12398
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902          --        --        --         4        (4)        --
EBF, LLC                                                 02-13702          --        --        --        --        --         --
Zond Minnesota Construction Company LLC                  02-13723          --        --        --        --        --         --
Enron Fuels International, Inc.                          02-14046          --        --        --        --        --         --
                                                                      -------     -----     -----     -----     -----      -----

Combined Debtor Entities                                              $    12     $   7     $   3     $ 423     $ 154      $ 599
                                                                      =======     =====     =====     =====     =====      =====



                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                       For the Month Ended August 31, 2002
                                  (In Millions)

                                                        Beginning                  Payments      Other      Ending
Debtor Company                             Case No.      Balance      Billings     Received   Adjustments   Balance
--------------                             --------     ---------     --------     --------   -----------   -------
Enron Metals & Commodity Corp.             01-16033     $       1     $     --     $     --      $  --      $     1
Enron Corp.                                01-16034           461            4           (3)      (114)         348
Enron North America Corp.                  01-16035            29           --           (1)        (1)          27
Enron Power Marketing, Inc.                01-16036            --           --           --         --           --
PBOG Corp.                                 01-16037            --           --           --         --           --
Smith Street Land Company                  01-16038            --           --           --         --           --
Enron Broadband Services, Inc.             01-16039           107            8           --        (12)         103
Enron Energy Services Operations, Inc.     01-16040            19           --           --          2           21
Enron Energy Marketing Corp.               01-16041            --           --           --         --           --
Enron Energy Services, Inc.                01-16042            13           --           --         --           13
Enron Energy Services, LLC                 01-16043             4           --           --         --            4
Enron Transportation Services Company      01-16044             1           --           --         --            1
BAM Leasing Company                        01-16045            --           --           --         --           --
ENA Asset Holdings, L.P.                   01-16046            41           --           --         --           41
Enron Gas Liquids, Inc.                    01-16048            --           --           --         --           --
Enron Global Markets LLC                   01-16076            --           --           --         --           --
Enron Net Works L.L.C                      01-16078             2           --           (1)        --            1
Enron Industrial Markets LLC               01-16080            --           --           --         --           --
Operational Energy Corp.                   01-16109             1           --           --         --            1
Enron Engineering & Construction Co.       01-16110             2           --           --         --            2
Enron Engineering & Operational
 Services Co.                              01-16111            --           --           --         --           --
Garden State Paper Company LLC             01-16280            12           --           --         --           12
Palm Beach Development Company, L.L.C      01-16319            --           --           --         --           --
Tenant Services, Inc.                      01-16428            --           --           --         --           --
Enron Energy Information
 Solutions, Inc.                           01-16429            --           --           --         --           --
EESO Merchant Investments, Inc.            01-16430            --           --           --         --           --
Enron Federal Solutions, Inc.              01-16431             5           --           --         --            5
Enron Freight Markets Corp.                01-16467            --           --           --         --           --
Enron Broadband Services, L.P.             01-16483             1           --           --         --            1


                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended August 31, 2002
                                  (In Millions)


                                                                  Beginning                  Payments       Other      Ending
Debtor Company                                       Case No.      Balance      Billings     Received     Adjustments  Balance
--------------                                       --------     ---------     --------     --------     -----------  -------
Enron Energy Services North America, Inc.            02-10007             8           --            --         --            8
Enron LNG Marketing LLC                              02-10038            --           --            --         --           --
Calypso Pipeline, LLC                                02-10059            --           --            --         --           --
Enron Global LNG LLC                                 02-10060            --           --            --         --           --
Enron International Fuel Management Company          02-10061            --           --            --         --           --
Enron Natural Gas Marketing Corp.                    02-10132            --           --            --         --           --
ENA Upstream Company LLC                             02-10232            --           --            --         --           --
Enron Liquid Fuels, Inc.                             02-10252            --           --            --         --           --
Enron LNG Shipping Company                           02-10346            --           --            --         --           --
Enron Property & Services Corp.                      02-10464             6            1            --         --            7
Enron Capital & Trade Resources
   International Corp.                               02-10613             3           --            --         --            3
Enron Communication Leasing Corp.                    02-10632            --           --            --         --           --
Enron Wind Corp. (a)                                 02-10743
Enron Wind Systems, Inc. (a)                         02-10747
Enron Wind Energy Systems Corp. (a)                  02-10748
Enron Wind Maintenance Corp. (a)                     02-10751
Enron Wind Constructors Corp. (a)                    02-10755
EREC Subsidiary I, LLC                               02-10757            --           --            --         --           --
EREC Subsidiary II, LLC                              02-10760            --           --            --         --           --
EREC Subsidiary III, LLC                             02-10761            --           --            --         --           --
EREC Subsidiary IV, LLC                              02-10764            --           --            --         --           --
EREC Subsidiary V, LLC                               02-10766            --           --            --         --           --
Intratex Gas Company                                 02-10939            --           --            --         --           --
Enron Processing Properties, Inc.                    02-11123            --           --            --         --           --
Enron Methanol Company                               02-11239            --           --            --         --           --
Enron Ventures Corp.                                 02-11242            --           --            --         --           --
Enron Mauritius Company                              02-11267            --           --            --         --           --
Enron India Holding Ltd.                             02-11268            --           --            --         --           --
Offshore Power Production C.V                        02-11272            --           --            --         --           --
The New Energy Trading Company                       02-11824            --           --            --         --           --
EES Services Holdings, Inc.                          02-11884            --           --            --         --           --
Enron Wind Development Corp. (a)                     02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific (a)                                     02-12106
Enron Reserve Acquisition Corp.                      02-12347            --           --            --         --           --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902            --           --            --         --           --
EBF, LLC                                             02-13702            --           --            --         --           --
Zond Minnesota Construction Company LLC              02-13723            --           --            --         --           --
Enron Fuels International, Inc.                      02-14046            --           --            --         --           --
                                                                  ---------     --------      --------      -----      -------

Combined Debtor Entities                                          $     716     $     13      $     (5)     $(125)     $   599
                                                                  =========     ========      ========      =====      =======



                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                              As of August 31, 2002
                                  (In Millions)


Debtor Company                                 Case No.               Receivables             Payables
--------------                                 --------               -----------             --------
Enron Metals & Commodity Corp.                 01-16033               $         3             $      9
Enron Corp.                                    01-16034                        --                   --
Enron North America Corp.                      01-16035                     1,534                2,015
Enron Power Marketing, Inc.                    01-16036                       337                  538
PBOG Corp.                                     01-16037                        --                   --
Smith Street Land Company                      01-16038                        --                   --
Enron Broadband Services, Inc.                 01-16039                        --                   --
Enron Energy Services Operations, Inc.         01-16040                       283                  308
Enron Energy Marketing Corp.                   01-16041                       169                   35
Enron Energy Services, Inc.                    01-16042                       725                  204
Enron Energy Services, LLC                     01-16043                        --                   --
Enron Transportation Services Company          01-16044                        --                   --
BAM Leasing Company                            01-16045                        --                   --
ENA Asset Holdings, L.P.                       01-16046                        --                   --
Enron Gas Liquids, Inc.                        01-16048                        24                   39
Enron Global Markets LLC                       01-16076                        --                   --
Enron Net Works L.L.C.                         01-16078                        --                   --
Enron Industrial Markets LLC                   01-16080                        --                   --
Operational Energy Corp.                       01-16109                        --                   --
Enron Engineering & Construction Co.           01-16110                        --                   --
Enron Engineering & Operational
  Services Co.                                 01-16111                        --                   --
Garden State Paper Company LLC                 01-16280                         6                   30
Palm Beach Development Company, L.L.C.         01-16319                        --                   --
Tenant Services, Inc.                          01-16428                        (1)                  30
Enron Energy Information
  Solutions, Inc.                              01-16429                        --                   --
EESO Merchant Investments, Inc.                01-16430                        --                   --
Enron Federal Solutions, Inc.                  01-16431                        --                   --
Enron Freight Markets Corp.                    01-16467                         5                    4
Enron Broadband Services, L.P.                 01-16483                        --                   --

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of August 31, 2002
                                  (In Millions)

Debtor Company                                       Case No.     Receivables    Payables
--------------                                       --------     -----------    --------
Enron Energy Services North America, Inc.            02-10007          --           --
Enron LNG Marketing LLC                              02-10038          --           --
Calypso Pipeline, LLC                                02-10059          --           --
Enron Global LNG LLC                                 02-10060          --           --
Enron International Fuel Management Company          02-10061          --           --
Enron Natural Gas Marketing Corp.                    02-10132          --           15
ENA Upstream Company LLC                             02-10232          31           68
Enron Liquid Fuels, Inc.                             02-10252          17           24
Enron LNG Shipping Company                           02-10346           1           --
Enron Property & Services Corp.                      02-10464          --           --
Enron Capital & Trade Resources
   International Corp.                               02-10613          86          119
Enron Communication Leasing Corp.                    02-10632          --           --
Enron Wind Corp. (a)                                 02-10743
Enron Wind Systems, Inc. (a)                         02-10747
Enron Wind Energy Systems Corp. (a)                  02-10748
Enron Wind Maintenance Corp. (a)                     02-10751
Enron Wind Constructors Corp. (a)                    02-10755
EREC Subsidiary I, LLC                               02-10757          --           --
EREC Subsidiary II, LLC                              02-10760          --           --
EREC Subsidiary III, LLC                             02-10761          --           --
EREC Subsidiary IV, LLC                              02-10764          --           --
EREC Subsidiary V, LLC                               02-10766          --           --
Intratex Gas Company                                 02-10939          --           --
Enron Processing Properties, Inc.                    02-11123          --           --
Enron Methanol Company                               02-11239          --           --
Enron Ventures Corp.                                 02-11242          --           --
Enron Mauritius Company                              02-11267          --           --
Enron India Holding Ltd.                             02-11268          --           --
Offshore Power Production C.V                        02-11272          --           --
The New Energy Trading Company                       02-11824          --           --
EES Service Holdings, Inc.                           02-11884          --           --
Enron Wind Development Corp. (a)                     02-12104          --           --
ZWHC, LLC (a)                                        02-12105          --           --
Zond Pacific (a)                                     02-12106          --           --
Enron Reserve Acquisition Corp.                      02-12347          36           (1)
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902          --           --
EBF, LLC                                             02-13702          --            1
Zond Minnesota Construction Company LLC              02-13723          --           --
Enron Fuels International, Inc.                      02-14046          33            2
                                                                  -------     --------

Combined Debtor Entities                                          $ 3,289     $  3,440
                                                                  =======     ========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                       For the Month Ended August 31, 2002
                                  (In Millions)


                                                                       Asset                              Book
Company                               Date Closed                  Description                            Value   Proceeds
-------                               -----------                  -----------                            -----   --------
Debtor Companies
Enron North America Corp.               8/26/02        Sale of  storage gas inventory.                    $  --     $ 5


Enron Net Works LLC                     8/14/02        Sale of assets associated with                     $   1     $ 3
                                                       CommodityLogic.


Non-Debtor Companies
Enron India GDR Holdings Ltd            8/16/02        Sale of 5% ownership interest in Gas               $  72     $52
                                                       Authority of India Ltd (GAIL).


Enron Capital & Trade Resources         8/20/02        Sale of 20% ownership interest in a 245 MW         $  --     $14
Mexico Holdings B.V.                                   natural gas-fired cogeneration plant in Mexico.